SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): September 29, 1998




                   RETAIL EQUITY PARTNERS LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)



North Carolina                       33-15427                 56-1590235
(State of incorporation)     (Commission File Number)      (IRS Employer
                                                            Identification No.)



                3850 One First Union Center, Charlotte, NC 28202
               (Address or principal executive offices, Zip Code)


Registrant's telephone number  704/944-0100









                                     Total number of pages:  3


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Item 2.  Acquisition or Disposition of Assets

       On September 29, 1998, the Partnership sold the Cape Henry Plaza Shopping Center to Aegis Realty Operating Partnership LP, an unaffiliated party, for a contract price of $3,900,000, received in cash. Cape Henry Plaza is located in Virginia Beach, Virginia. The property contains approximately 50,000 square feet of rentable space and was recorded in the accounting records of the Partnership at a net book value of $3,292,000.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(b)    Pro Forma Financial Information.

      We will file the pro forma financial information required to be filed with this report on Form 8-K as soon as practicable, but no later than November 28, 1998.

(c)    Exhibits.

      None.



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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Retail Equity Partners Limited Partnership
                                    (Registrant)


                                    By: Boddie Investment Company
                                        General Partner

October 12, 1998                    /s/ Philip S. Payne
                                    ---------------------
                                    Philip S. Payne
                                    (Duly Authorized Agent)


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